John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 1, 2024, and payable on November 29, 2024. No action is required on your part.

Distribution Period:	November 2024
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable November 29, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 11/1/2024-11/30/2024		11/1/2024-11/30/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0672	81%	0.0672	81%
Net Realized Short-
Term Capital Gains	0.0038	5%	0.0038	5%
Net Realized Long-
Term Capital Gains	0.0115	14%	0.0115	14%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0825	100%	0.0825	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2024				5.76%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2024				7.28%
Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2024				39.63%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2024				0.61%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 2, 2024, and payable on December 31, 2024. No action is required on your part.

Distribution Period:	December 2024
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable December 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 12/1/2024-12/31/2024		11/1/2024-12/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0596	72%	0.1336	81%
Net Realized Short-
Term Capital Gains	0.0031	4%	0.0090	5%
Net Realized Long-
Term Capital Gains	0.0198	24%	0.0224	14%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0825	100%	0.1650	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2024				6.72%
Annualized current distribution rate expressed as a percentage of NAV as of November 30,
2024				7.06%
Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2024				3.89%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2024				1.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on January 2, 2025, and payable on January 31, 2025. No action is required on your part.

Distribution Period:	January 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable January 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 01/1/2025-01/31/2025		11/1/2024-01/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0220	27%	0.1573	64%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0111	4%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0374	15%
Return of Capital or
Other Capital Source	0.0605	73%	0.0417	17%
Total per common share	0.0825	100%	0.2475	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2024				4.66%
Annualized current distribution rate expressed as a percentage of NAV as of December 31,
2024				7.51%
Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2024				-1.70%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2024				1.88%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 3, 2025, and payable on February 28, 2025. No action is required on your part.

Distribution Period:	February 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable February 28, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 02/1/2025-02/28/2025		11/1/2024-02/28/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0662	80%	0.2165	66%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0210	6%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0161	5%
Return of Capital or
Other Capital Source	0.0163	20%	0.0764	23%
Total per common share	0.0825	100%	0.3300	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2025				4.56%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2025				7.48%
Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2025				-0.69%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2025				2.49%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 3, 2025, and payable on March 31, 2025. No action is required on your part.

Distribution Period:	March 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable March 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 03/1/2025-03/31/2025		11/1/2024-03/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0691	84%	0.2853	69%
Net Realized Short-
Term Capital Gains	0.0134	16%	0.0369	9%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0532	13%
Return of Capital or
Other Capital Source	0.0000	0%	0.0371	9%
Total per common share	0.0825	100%	0.4125	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2025				7.96%
Annualized current distribution rate expressed as a percentage of NAV as of February 28,
2025				7.17%
Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2025				4.16%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 28, 2025				2.99%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2025, and payable on April 30, 2025. No action is required on your part.

Distribution Period:	April 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable April 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 04/01/2025-04/30/2025		11/1/2024-04/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0271	33%	0.3123	63%
Net Realized Short-
Term Capital Gains	0.0075	9%	0.0529	11%
Net Realized Long-
Term Capital Gains	0.0145	18%	0.1000	20%
Return of Capital or
Other Capital
Source	0.0334	40%	0.0298	6%
Total per common
share	0.0825	100%	0.4950	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2025				13.90%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2025				7.17%
Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2025				4.89%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
March 31, 2025				3.58%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.